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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 8, 2005
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Option Grants

On September 8, 2005, the Compensation and Stock Option Committee (the "Committee") of SYSCO Corporation (the "Company") approved the grant of options to purchase Company common stock to certain key employees, including the executive officers who will be named in the Summary Compensation Table in the proxy statement for the Company's upcoming Annual Meeting of Stockholders (other than Thomas Lankford, who resigned from his executive officer position effective July 2, 2005) (the "Named Executive Officers"). The options will vest 20% per year beginning September 8, 2006. The exercise price is $33.01 per share, and the expiration date is September 7, 2012. The form of option grant agreement is filed with this Form 8-K as Exhibit 99.1 and incorporated by reference herein. The options were granted to the Named Executive Officers in the following amounts:

------------------------------- --------------------------------------------------------- --------------------------------
                                                                                            NUMBER OF SHARES UNDERLYING
        NAME AND TITLE                                   TITLE                                        OPTIONS
=============================== ========================================================= ================================

Richard J. Schnieders           Chairman of the Board, Chief Executive Officer and                    140,000
                                President
------------------------------- --------------------------------------------------------- --------------------------------

John K. Stubblefield, Jr.       Executive Vice President, Finance and Chief Financial                 73,000
                                Officer
------------------------------- --------------------------------------------------------- --------------------------------

Larry J. Accardi                Executive Vice President, Contract Sales; and                         73,000
                                President, Specialty Distribution Companies
------------------------------- --------------------------------------------------------- --------------------------------

Kenneth F. Spitler              Executive Vice President; and President of North                      73,000
                                American Foodservice Operations
------------------------------- --------------------------------------------------------- --------------------------------

Grant of Units Under 2004 Long-Term Incentive Cash Plan

On September 8, 2005, performance units were granted to the Named Executive Officers under the 2004 Long-Term Incentive Cash Plan (the "Long-Term Plan") for the performance period commencing July 3, 2005 and ending June 28, 2008. Participants under the Long-Term Plan will not be entitled to any bonus pursuant to these awards unless certain performance criteria are met. The bonus opportunities for the fiscal 2006-2008 performance period are composed of two components: one based on achievement of specified increases in net after-tax earnings per share ("Component A"), and one based on achievement of specified increases in sales, defined as GAAP sales less product cost inflation, or plus product cost deflation, as measured by SYSCO's change in cost of goods ("Component B").

A. Earnings Growth Component (Component A). If the Company achieves certain net after-tax earnings increases, award recipients will earn a bonus under this component without regard to whether a bonus was earned under Component B. The amount of any bonus earned under Component A will be calculated according to the following formula:

         ------------------- ------ ------------- ------ -----------------------
             Number of         X     Unit Value     X    Applicable Percentage A
         Performance Units
             Granted to
            Participant
         ------------------- ------ ------------- ------ -----------------------

B. Sales Growth Component (Component B). If the Company achieves certain increases in sales, defined as GAAP sales less product cost inflation, or plus product cost deflation, as measured by SYSCO's change in cost of goods, award recipients will earn a bonus under this component without regard to whether a bonus was earned under Component A. The amount of any bonus earned under Component B will be calculated according to the following formula:


         ------------------- ------ ------------- ------ -----------------------
             Number of         X     Unit Value     X    Applicable Percentage B
         Performance Units
             Granted to
            Participant
         ------------------- ------ ------------- ------ -----------------------

The "Unit Value" for the September 8, 2005 grants was set at $35. "Applicable Percentage A" ranges from 25% to 75%, depending upon the amount of the increase in net after-tax earnings, if any. "Applicable Percentage B" ranges from 25% to 75%, depending upon the amount of the increase in sales, as defined above, if any.

Set forth below are the number of performance units awarded to each of the Named Executive Officers:

------------------------------- --------------------------------------------------------- --------------------------------
        NAME AND TITLE                                   TITLE                              NUMBER OF PERFORMANCE UNITS
=============================== ========================================================= ================================

Richard J. Schnieders           Chairman of the Board, Chief Executive Officer and                    112,000
                                President
------------------------------- --------------------------------------------------------- --------------------------------

John K. Stubblefield, Jr.       Executive Vice President, Finance and Chief Financial                 10,500
                                Officer
------------------------------- --------------------------------------------------------- --------------------------------

Larry J. Accardi                Executive Vice President, Contract Sales; and                         10,500
                                President, Specialty Distribution Companies
------------------------------- --------------------------------------------------------- --------------------------------

Kenneth F. Spitler              Executive Vice President; and President of North                      10,500
                                American Foodservice Operations
------------------------------- --------------------------------------------------------- --------------------------------

Material Relationships

None of the Named Executive Officers has any material relationship with SYSCO or its affiliates except in respect of their employment relationships, ownership of SYSCO securities, and as otherwise disclosed in SYSCO's most recently filed proxy statement and subsequent periodic reports filed with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         (b)      Pro Forma Financial Information.

         (c)      Exhibits.

              Exhibit Number  Description

               99.1 Form of Stock Option Grant Agreement issued to executive officers on September 8, 2005 under the 2004 Stock Option Plan






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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSCO CORPORATION



Date: September 14, 2005               By:   /s/ Michael C. Nichols
                                              ----------------------------------
                                              Michael C. Nichols
                                              Vice President, General Counsel
                                              and Corporate Secretary









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